This is filed pursuant to Rule 497(c).
File Nos. 2-10768 and 811-00204.

                                     THE ALLIANCE FUND, INC.
____________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
____________________________________________________________
            STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
                (as amended November 1, 1999)
____________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for The Alliance Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Copies of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS


                                                         PAGE


DESCRIPTION OF THE FUND...............................
MANAGEMENT OF THE FUND................................
EXPENSES OF THE FUND..................................
PURCHASE OF SHARES....................................
REDEMPTION AND REPURCHASE OF SHARES...................
SHAREHOLDER SERVICES..................................
NET ASSET VALUE.......................................
DIVIDENDS, DISTRIBUTIONS AND TAXES....................
PORTFOLIO TRANSACTIONS................................
GENERAL INFORMATION...................................
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
  STATEMENTS..........................................
APPENDIX A:  CERTAIN EMPLOYEE BENEFIT PLANS...........   A-1


________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         The Alliance Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is long-term growth of capital and income primarily through investment in common stocks.
Investments will be made based on their potential for appreciation.

How The Fund Pursues its Objective

         The Fund will normally invest substantially all of its assets in common stocks which it believes will appreciate in value. However, when appropriate in the opinion of Alliance Capital Management L.P., the Fund's investment manager (the "Manager"), it may also invest in other types of securities such as convertible preferred stocks and debentures, high grade bonds, debentures and preferred stocks, securities issued, created or fully guaranteed by the United States Government and other high-quality short-term securities such as repurchase agreements, bankers' acceptances, domestic certificates of deposit and other evidences of indebtedness maturing in less than one year. For temporary defensive purposes, the Fund may invest a substantial portion of its assets in such U.S. Government and other short-term securities. The Fund may also invest in foreign securities and the Fund has not adopted any limitation on the percentage of net assets that may be invested in such securities.

         Although the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in the market value of the Fund's assets, they do tend to limit investment risk and should contribute to achieving the Fund's objective.

         It is not the Fund's policy to effect portfolio transactions for the purpose of realizing short-term trading profits or for the purpose of exercising control. The Fund does not invest in puts, calls (except as discussed below), straddles, spreads, or any combination thereof, nor in oil, gas or other mineral exploration or development programs. Furthermore, it will not invest more than 5% of its gross assets, taken at market, in securities the disposition of which would be subject to restrictions under the federal securities laws, except Rule 144A securities.

         The above investment policies can be changed by the Board of Directors if in its judgment the change is in the interest of the Fund.

Additional Investment Policies and Practices

         Options. The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio (the Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised). The Fund may write covered call options on these common stocks in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A "call option" gives the holder the right to purchase the underlying securities from the Fund at a specified price (the "exercise price") for a stated period of time. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss. All options written will be "covered", which means that the Fund will own the securities underlying the option or securities convertible into or carrying rights to acquire such securities, which securities will be segregated and held under an escrow arrangement with or through the custodian for the Fund's securities. Management will be instructed initially to cease writing options if, and so long as, 25% of total assets are subject to outstanding option contracts or if required under applicable regulations of state securities administrators. In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price plus premium received and deliver the new securities for the exercised option.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         In view of its investment objective, the Fund generally would write covered call options only in circumstances where the Manager does not anticipate significant appreciation of the underlying securities in the near future or has otherwise determined to dispose of the securities. In the event an option is exercised, the Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. Although the writing of covered call options only on national securities exchanges increases the likelihood of the Fund being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect closing purchase transactions at any particular time or at an acceptable price. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

      Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund and is adjusted (marked-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Manager (subject to review by the Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders.
The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 25% of the value of its total assets nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Manager.

         Repurchase Agreements. A "repurchase agreement" is an instrument whereby the Fund acquires an underlying money market instrument subject to resale at a fixed price. These transactions will be entered into only with commercial banks.
The Fund advances cash to the banks which the banks collateralize with securities, owned by the banks, issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Repurchase agreements usually are for short periods. The Fund will not enter into repurchase agreements of more than one week in duration. Repurchase agreements together with the purchase of restricted securities and any securities which do not have readily available market quotations cannot amount to more than 10% of the Fund's net assets. Repurchase agreements could involve certain risks in the event of bankruptcy or other defaults by the seller, including possible delays and expenses in liquidating the collateral, decline in collateral value and loss of interest.

         Foreign Securities. The Fund may invest in securities of foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Securities of Other Investment Companies. The Fund will not invest in securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission (the Fund has no current intention to invest in securities of other investment companies), or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation.

         Portfolio Turnover. There can be no assurance that the Fund will achieve its investment objectives since market risks are inherent in all securities to varying degrees, although the Manager will try to limit these risks. Ordinarily, the annual portfolio turnover rate will not exceed 100%. A portfolio turnover rate of approximately 100% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne by the Fund and its shareholders.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, which means (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. The Fund may not:

      1. Invest more than 5% of its total assets in the securities of any one issuer (other than the U.S.
                Government);

         2. Acquire more than 10% of the voting or other securities of any one issuer;

         3. Buy securities of any company that (including its predecessors) has not been in business at least three continuous years;

         4.     Borrow money;

         5. Mortgage or pledge any of its assets except in connection with the writing of covered call options (see below);

         6.     Purchase securities on margin or sell short;

         7. Lend any of its assets other than (i) through the purchase of notes, bonds, certificates of deposit, or evidences of indebtedness of a type commonly distributed publicly or privately to financial institutions (except that it will not purchase any such privately offered securities under circumstances in which it will become an "underwriter" as defined in the Securities Act of 1933, as amended (the "Securities Act")),
                (ii) through fully collateralized loans of portfolio securities or (iii) through loans to banks against such obligations as repurchase agreements (see below);

         8. Underwrite or participate in any underwriting of securities (the Fund might be deemed to be an underwriter if it sells restricted securities);

         9. Invest more than 25% of the value of its assets in securities of issuers in any one industry;

         10. Buy or sell any securities from, to or through its officers or directors or other "interested persons" except for purchases or sales of Fund shares, or in transactions on a securities exchange including only regular exchange commissions and charges;

         11. Buy or hold securities of any issuer if any officer or director of the Fund, the Manager or any officer, director or 10% shareholder of the Manager owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         12. Buy or sell any real estate, commodities or commodity contracts including commodity futures contracts.

      In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of its net assets in warrants nor more than 2% of its net assets in unlisted warrants; (ii) will not invest in real estate or interests therein, excluding readily marketable securities of companies which invest in real estate; and (iii) will not invest in oil, gas or other mineral leases.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of any such maximum.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Manager

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment management agreement (the "Management Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

      The Manager is a leading international investment manager managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Manager, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

      Alliance Capital Management Corporation ("ACMC") is the general partner of the Manager. As of September 30, 1999, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately

56% of the outstanding Units of the Manager. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable, one of the largest life insurance companies in the United States. ECMC is a registered investment adviser and ACMC, Inc. is a holding company for Units of the Manager. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Manager, Equitable and Donaldson, Lufkin & Jenrette, Inc., a broker-dealer holding company. As of September 30, 1999, AXA, a French insurance holding company, owned approximately 56% of the issued and outstanding shares of the common stock of AXA Financial.

         The Management Agreement provides that the Manager shall manage the investment and reinvestment of the assets of the Fund and administer its business and affairs, subject to the overall supervision of the Fund's Board of Directors. In addition the Manager furnishes the Fund with office space and clerical and bookkeeping services and payroll compensation of the Fund's officers and those directors who are affiliated persons of the Manager.

         The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Manager, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Manager a total of $124,000 in respect of such services during the fiscal year of the Fund ended in 1998.

         The Management Agreement became effective on April 20, 1993. For its services under the Management Agreement, the Manager receives a monthly fee at an annualized rate of .75% of the first $500 million of the Fund's average daily net assets,
 .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended in 1996, 1997 and 1998, the Fund paid the Manager total management fees of $6,794,888, $7,855,807 and $8,274,404, respectively.

         In order to provide the Manager with access to supplemental research and security and economic analyses provided by brokers and of use to the Fund, and to maintain good business relationships with brokers who are important block traders or who have special knowledge of potential buyers and sellers in securities the Fund may wish to buy or sell, the Management Agreement authorizes the Manager to allocate brokerage business to such brokers even though they execute transactions at higher rates to the Fund than may be available from other brokers who are providing only execution service.

         The Management Agreement also permits the Board of Directors to authorize the payment by the Fund of additional compensation to others for consulting services, supplemental research, and security and economic analyses. Such outside research would supplement the research of the Manager and make it possible to obtain the benefit of information or expert opinion not otherwise available to the Fund or the Manager. The payment for such outside research in cash might be in lieu of brokerage commissions, which are now charged to principal and would be in addition to the management fee. The Board may determine that such payment be charged to the extent permitted by generally accepted accounting principles to principal or income of the Fund as it deems appropriate.

      The Management Agreement continues in force for successive twelve-month periods (computed from each August 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Management Agreement or interested persons as defined in the 1940 Act of any such party. Most recently, the continuance of the Management Agreement until July 31, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for that purpose and held on July 14, 1999.

         The Management Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Manager on any January 1 on not less than 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment. The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Manager may have investment objectives and policies similar to those of the Fund. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate management recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund.
When two or more of the clients of the Manager (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Manager. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

      JOHN D. CARIFA,* 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel to the law
firm of Orrick, Herrington & Sutcliffe and was formerly a senior
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston,
Vermont 05161.

Officers

      JOHN D. CARIFA, Chairman and President, see biography above.

         ALDEN M. STEWART, Executive Vice President, 53, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         THOMAS J. BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         RANDALL E. HAASE, Vice President, 36, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         EDMUND P. BERGAN, JR., Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Co., Inc. since prior to 1994.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1994.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Manager provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number  Total Number
                                              of Investment of Investment
                                              Companies in  Portfolios
                                              the Alliance  Within the
                               Total          Fund Complex, Alliance Fund
                               Compensation   Including the Complex Including
                               From the       Fund, as to   the Fund, as
                               Alliance Fund  which the     to which the
                 Aggregate     Complex,       Director is a Director is
                 Compensation  Including the  Director or   a Director or
Name of Director From the Fund Fund           Trustee       Trustee

John D. Carifa        $-0-       $ -0-           50         114
Ruth Block            $3,923     $180,763        37          77
David H. Dievler      $3,923     $216,288        43          80
John H. Dobkin        $3,926     $185,363        41          91
William H. Foulk, Jr. $3,920     $241,003        45         109
Dr. James M. Hester   $3,926     $172,913        37          74
Clifford L. Michel    $3,926     $187,763        38          90
Donald J. Robinson    $3,851     $193,709        41          103

      As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of any other class of shares of the Fund.

_______________________________________________________________

                      EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

      During the Fund's fiscal year ended November 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $2,217,958 which constituted .20%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $648,918. Of the $2,866,876 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A, $120,435 was spent on advertising, $25,012 on the printing and mailing of prospectuses for persons other than current shareholders, $2,160,881 for compensation to broker-dealers and other financial intermediaries (including, $262,621 to the Fund's Principal Underwriters), $102,407 for compensation to sales personnel, $458,141 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      During the Fund's fiscal year ended November 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $879,957, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,748,400. Of the $2,628,357 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $104,637 was spent on advertising, $22,421 on the printing and mailing of prospectuses for persons other than current shareholders, $2,031,420 for compensation to broker-dealers and other financial intermediaries (including, $233,880 to the Fund's Principal Underwriters), $37,363 for compensation to sales personnel, $330,074 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $102,442 was spent on interest on Class B shares financing.

      During the Fund's fiscal year ended November 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $248,458, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $180,433. Of the $428,891 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $24,774 was spent on advertising, $5,632 on the printing and mailing of prospectuses for persons other than current shareholders, $280,341 for compensation to broker-dealers and other financial intermediaries (including, $56,019 to the Fund's Principal Underwriters), $9,084 for compensation to sales personnel, $79,341 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $29,719 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

      With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, $5,530,463 (6.47% of the net assets of Class B) and $1,205,589 (5.68% of the net assets of Class C).

      The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

      In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each August 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until July 31, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 14, 1999.

      In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

      Alliance Fund Services, Inc. ("AFS"), an indirect wholly-owned subsidiary of the Manager located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency costs with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended November 30, 1998, the Fund paid AFS $900,389 pursuant to the Transfer Agency Agreement.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission paid to
dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell
shares of the Fund.    On some occasions, such cash or other
incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and the Advisor Class shareholders and the Class A, Class B, and
Advisor Class shareholders will vote separately by class and
(v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchases Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal years ended in 1998, 1997 and 1996, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $1,198,508,, $180,526 and $362,677, respectively. Of that amount, the Principal Underwriter received the amounts of $95,833, $9,940 and $48,517, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $6,052, $3 and $0, respectively, on Class A shares, $128,714, $154,336 and $60,344, respectively, on Class B shares, and $9,172, $0 and $360, respectively on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                              Discount or
                                              Commission
                                 As % of      to Dealers
                     As % of     the Public   or Agents
Amount of            Net Amount  Offering     as % of
Purchase             Invested    Price        Offering Price

Less than
$100,000             4.44%       4.25%        4.00%
$100,000 but less
than $250,000        3.36        3.25         3.00
$250,000 but less
than $500,000        2.30        2.25         2.00
$500,000 but less
than $1,000,000*     1.78        1.75         1.50

________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to

1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.

Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

        (i)   the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

        (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Manager or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Manager; present or retired full-time employees of the Manager, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present, full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Manager, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Manager, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment management or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                             Shares Purchased     Shares Purchased
Years                        before               on or after
Since Purchase               November 19, 1993    November 19, 1993

First                        5.5%                 4.0%
Second                       4.5%                 3.0%
Third                        3.5%                 2.0%
Fourth                       2.5%                 1.0%
Fifth                        1.5%                 None
Sixth                        0.5%                 None
Seventh and thereafter       None                 None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion occurs on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" and by investment advisory clients of, and by certain other persons associated with, the Manager and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the Shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are
remitted by check to the shareholder's address of record.    A
shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Manager). In addition, (i) present officers and full-time employees of the Manager, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Manager, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Manager, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Manager certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         The Prospectus describes generally the tax treatment of dividends and distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning Federal taxes.

      The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon and certain other qualifying income; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities).

      In addition, in order to qualify to be taxed as a regulated investment company, the Fund must distribute to its shareholders as ordinary dividends at least 90% of its net investment income other than net capital gain earned in each year. The Fund intends to declare and distribute dividends in the amounts and at the times necessary to meet this requirement. The Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Fund, and will be taxable to these shareholders, for the year declared, and not in the subsequent calendar year in which the shareholders actually receive the dividend.

         In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income semi-annually and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identifications numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund has written a call option thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         It is the policy of the Fund to place portfolio transactions where the Manager believes it can obtain the most favorable price and execution and to deal directly with a principal market maker in connection with over-the-counter transactions. To obtain best execution means primarily to obtain the most favorable net price but also includes such factors as confidential treatment, good clearance facilities, promptness, reliability, knowledge of a particular market, appropriate capitalization and proven ability to handle the particular type of transaction involved. When this primary consideration is met, the Manager may place the Fund's brokerage business with brokers partly on the basis of other factors such as the furnishing of supplemental research and other services deemed to be of value in managing the Fund.

         Investment decisions for the Fund are made independently from those of other investment companies which are also managed by the Manager, and those of private accounts advised by the Manager. When these entities and accounts are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         The Management Agreement authorizes the Manager, subject to review by the Board of Directors, to place orders with brokers in return for supplemental research and other services and for special execution services of benefit to the Fund, even though the rates at which such orders may be executed are higher than those charged for execution only. These various services may also be useful to the Manager in connection with its services to other clients and not all such services may be used in connection with the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities with Donaldson Lufkin and Jenrette Securities Corporation, an affiliate of the Manager ("DLJ"), and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Manager.

         During the fiscal years ended November 30, 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $3,941,458, $3,707,259 and $1,682,047. During the fiscal years ended November 30, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $55,430, $26,805 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $55,430, $2,500 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1998, the brokerage commissions paid to DLJ constituted 0% of the fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted .01% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1998, transactions in the portfolio securities of the Fund aggregating $2,755,138,275 with associated brokerage commissions of approximately $1,192,307 were allocated to persons or firms supplying research services to the Fund or the Manager.

 _______________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a Maryland corporation in 1979 under the name "Chemical Fund, Inc." and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987.

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Management Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      On October 8, 1999 there were  174,556,331 shares of
common stock of the Fund outstanding including  151,904,132
Class A shares, 15,135,859 Class B shares, 5,752,863 Class C shares and 1,763,477 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 8, 1999:

                               No. of                                 % of
                               Shares     % of      % of     % of     Advisor
Name and Address               of Class   Class A   Class B  Class C  Class

MLPF&S
For the Sole Benefit
  of Its Customers
4800 Deer Lake Dr. East
2nd Floor                     1,210,193               7.99%
Jacksonville, FL 32246-6484     577,544                       13.45%

Bank of New York
Equity League Pension Trust
1 Wall Street
New York, NY 10005-2502       435,400                                  24.69%

Trust for Profit Sharing
For Alliance Capital
  Employees
1345 Avenue of the Americas
New York, NY 10105            1,032,583                                58.55%

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland for matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York has been appointed as the independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

       The average annual total return based on net asset value for each class of shares for the one-, five- and ten-year periods ended May 31, 1999 (or since inception through that date, as noted) was as follows:

                    12 Months
                    Ended         5 Years Ended  10 Years Ended
                    5/31/99       5/31/99        5/31/99
                    _________     _____________  ______________

Class A             6.58%         19.20%         15.35%

Class B             5.68%         18.21%         15.46%*

Class C             5.36%         18.16%         16.60%*

Advisor Class       7.02%         21.39%*        N/A

*Inception Dates:   Class B - March 4, 1991
                    Class C - May 3, 1993
                    Advisor Class - October 2, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      Advertisements quoting performance rankings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in magazines such as Barron's, Business Week, Changing Times, Fortune, Forbes and Money Magazine, newspapers such as The New York Times or The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

______________________________________________________________

              REPORT OF INDEPENDENT ACCOUNTANTS AND
                   FINANCIAL STATEMENTS
______________________________________________________________

THE ALLIANCE FUND

SEMI-ANNUAL REPORT
MAY 31, 1999



PORTFOLIO OF INVESTMENTS
MAY 31, 1999 (UNAUDITED)                                      THE ALLIANCE FUND
_______________________________________________________________________________




COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.6%
CONSUMER SERVICES-24.4%
AIRLINES-9.8%
Alaska Air Group, Inc. (a)                      420,000     $ 17,430,000
Continental Airlines, Inc. (a)                1,525,000       59,856,250
Northwest Airlines Corp. Cl.A (a)             1,242,900       41,326,425
                                                             ------------
                                                             118,612,675

ENTERTAINMENT & LEISURE-6.4%
Carnival Corp. Cl.A                             663,500       27,203,500
Royal Caribbean Cruises, Ltd.                 1,295,000       50,666,875
                                                             ------------
                                                              77,870,375

RESTAURANTS & LODGING-2.6%
Extended Stay America, Inc. (a)               1,500,000       15,937,500
Starbucks Corp. (a)                             400,000       14,750,000
Sun International Hotels Ltd. (a)                 7,000          309,313
                                                             ------------
                                                              30,996,813

RETAIL - GENERAL MERCHANDISE-3.8%
Home Depot, Inc.                                 55,000        3,128,125
Industrie Natuzzi SpA (ADR) (Italy)             334,000        6,346,000
Saks, Inc. (a)                                  163,600        4,519,450
Tiffany & Co.                                   100,000        8,287,500
Tommy Hilfiger Corp. (a)                        322,600       24,215,162
                                                             ------------
                                                              46,496,237

TOYS-0.1%
Hasbro, Inc.                                     50,000        1,431,250

MISCELLANEOUS-1.7%
Nielsen Media Research, Inc.                    780,000       20,865,000
                                                             ------------
                                                             296,272,350

FINANCE-21.3%
BANKING - MONEY CENTER-0.5%
Bank of Tokyo-Mitsubishi,
  Ltd. (ADR) (Japan)                            500,000        6,750,000

BANKING - REGIONAL-0.1%
Bank One Corp.                                   13,500          763,594

BROKERAGE & MONEY MANAGEMENT-6.3%
Edwards (A.G.), Inc.                            600,000       20,175,000
Goldman Sachs Group Inc. (a)                     37,200        2,527,275
James Raymond Financial, Inc.                   112,400        2,486,850
Legg Mason, Inc.                              1,511,100       51,094,068
                                                             ------------
                                                              76,283,193

INSURANCE-7.7%
Ace Ltd.                                        660,000       20,130,000
CNA Financial Corp. (a)                       1,330,000       57,771,875
PMI Group, Inc.                                 250,000       14,625,000
Travelers Property Casualty
  Corp. Cl.A                                     20,000          790,000
                                                             ------------
                                                              93,316,875

REAL ESTATE-1.5%
Prime Retail, Inc.                            1,600,000       14,300,000
Vornado Reality Trust                           100,000        3,881,250
                                                             ------------
                                                              18,181,250

MISCELLANEOUS-5.2%
MBNA Corp.                                    2,275,000       62,846,875
                                                             ------------
                                                             258,141,787

UTILITIES-18.5%
TELEPHONE UTILITY-18.5%
Global Telesystems Group, Inc. (a)              925,000       70,300,000
Hyperion Telecommunications, Inc. (a)           105,000        1,771,875


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
Millicom International
  Cellular, SA (a) (Luxembourg)               1,220,000     $ 43,920,000
Nextel Communications, Inc. (a)                 500,000       18,437,500
Telephone and Data Systems, Inc.                525,000       35,306,250
United States Cellular Corp. (a)                825,000       39,806,250
Winstar Communications, Inc. (a)                300,000       14,831,250
                                                             ------------
                                                             224,373,125

CONSUMER MANUFACTURING-9.3%
AUTO & RELATED-7.6%
Autonation, Inc. (a)                          3,500,000       57,312,500
Budget Group, Inc. (a)                        1,000,000       13,375,000
Dana Corp.                                      117,500        6,065,938
Dollar Thrifty Automotive
  Group, Inc. (a)                               746,700       15,867,375
                                                             ------------
                                                              92,620,813

BUILDING & RELATED-0.2%
Masco Corp.                                     100,000        2,856,250

TEXTILE PRODUCTS-1.5%
Unifi, Inc.                                   1,074,400       17,727,600
                                                             ------------
                                                             113,204,663

TECHNOLOGY-8.6%
COMMUNICATION EQUIPMENT-4.0%
NTL, Inc. (a)                                   400,000       37,775,000
Tele Celular Sul Participacoes, SA
  (ADR)(Brazil)                                   8,000          150,500
Tele Centro Oeste Celular Participacoes,
  SA (ADR) (Brazil)                              26,666           93,331
Tele Centro Sul Participacoes, SA
  (ADR)(Brazil)                                  16,000          864,000
Telemig Celular Participacoes, SA
  (ADR) (Brazil)                                 61,100        1,886,463
Tele Nordeste Celular Participacoes, SA
  (ADR) (Brazil)                                 15,000          453,750
Tele Norte Leste Participacoes, SA
  (ADR) (Brazil)                                 80,000        1,310,000
Tele Sudeste Celular Participacoes, SA
  (ADR) (Brazil)                                150,000        3,656,250
Telesp Celular Participacoes, SA
  (ADR) (Brazil)                                127,800        2,979,337
                                                             ------------
                                                              49,168,631

COMPUTER PERIPHERALS-1.5%
Seagate Technology, Inc. (a)                    500,000       15,093,750
TheStreet.com. (a)                               85,000        3,038,750
                                                             ------------
                                                              18,132,500

COMPUTER SERVICES-2.6%
DBT Online, Inc. (a)                            114,000        4,104,000
First Data Corp.                                600,000       26,962,500
                                                             ------------
                                                              31,066,500

MISCELLANEOUS-0.5%
Harman International Industries, Inc.           135,000        5,990,625
                                                             ------------
                                                             104,358,256

ENERGY-6.4%
DOMESTIC INTEGRATED-1.9%
Kerr-McGee Corp.                                500,000       23,250,000

DOMESTIC PRODUCERS-0.2%
Murphy Oil Corp.                                 50,000        2,453,125


6


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)            VALUE
-------------------------------------------------------------------------
OIL SERVICE-3.6%
IRI International Corp. (a)                     200,000   $    1,000,000
Noble Drilling Corp. (a)                      1,300,000       23,562,500
Santa Fe International Corp.                    905,800       18,342,450
                                                             ------------
                                                              42,904,950

MISCELLANEOUS-0.7%
Stolt Comex Seaway, SA                           20,700          230,288
  (ADR) (a) (Norway)                            800,000        8,600,000
                                                             ------------
                                                               8,830,288
                                                             ------------
                                                              77,438,363

HEALTH CARE-5.7%
BIOTECHNOLOGY-1.2%
GelTex Pharmaceuticals, Inc. (a)                450,000        7,650,000
Human Genome Sciences, Inc. (a)                 135,000        5,703,750
Millennium Pharmaceuticals (a)                   24,200          916,575
                                                             ------------
                                                              14,270,325

MEDICAL SERVICES-4.5%
Health Management Associates (a)              1,000,000       13,000,000
Healthsouth Corp. (a)                         2,600,000       34,775,000
Tenet Healthcare Corp. (a)                      300,000        7,350,000
                                                             ------------
                                                              55,125,000
                                                             ------------
                                                              69,395,325

MULTI INDUSTRY COMPANIES-2.2%
Korn/Ferry International (a)                    672,000        8,904,000
Modis Professional Services, Inc. (a)           500,000        7,375,000
U.S. Industries, Inc.                           600,000       10,575,000
                                                             ------------
                                                              26,854,000

CONSUMER STAPLES-1.2%
FOOD-0.6%
Tyson Foods, Inc. Cl.A                          290,000        6,670,000

HOUSEHOLD PRODUCTS-0.6%
Viad Corp.                                      260,000        7,735,000
                                                             ------------
                                                              14,405,000

CAPITAL GOODS-0.6%
POLLUTION CONTROL-0.6%
Republic Services Inc. (a)                      300,000        7,050,000

TRANSPORTATION-0.3%
MISCELLANEOUS-0.3%
Knightsbridge Tankers, Ltd.                     175,000        3,150,000
Marine Transport Corp.                           60,000          258,750
                                                             ------------
                                                               3,408,750

BASIC INDUSTRY-0.1%
CHEMICALS-0.1%
Lyondell Chemical Co.                            50,000          953,125

Total Common Stocks
  (cost $976,839,580)                                      1,195,854,744

SHORT-TERM INVESTMENT-2.2%
TIME DEPOSIT-2.2%
State Street Cayman Islands
  4.50%, 6/01/99
  (amortized cost $25,887,000)                 $ 25,887       25,887,000

TOTAL INVESTMENTS-100.8%
  (cost $1,002,726,580)                                    1,221,741,744
Other assets less liabilities-(0.8%)                          (9,108,169)

NET ASSETS-100%                                           $1,212,633,575


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)                                      THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,002,726,580)     $1,221,741,744
  Cash                                                                     119
  Receivable for investment securities sold                         18,805,898
  Dividends and interest receivable                                    784,933
  Receivable for capital stock sold                                    467,540
  Prepaid expenses                                                      59,755
  Total assets                                                   1,241,859,989

LIABILITIES
  Payable for investment securities purchased                       26,624,574
  Unclaimed dividends                                                1,005,679
  Management fee payable                                               694,036
  Payable for capital stock redeemed                                   299,439
  Distribution fee payable                                             296,790
  Accrued expenses                                                     305,896
  Total liabilities                                                 29,226,414

NET ASSETS                                                      $1,212,633,575

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $    1,755,966
  Additional paid-in capital                                       913,243,562
  Accumulated net investment loss                                   (2,724,806)
  Accumulated net realized gain on investments and
    foreign currency transactions                                   81,343,689
  Net unrealized appreciation of investments                       219,015,164
                                                                $1,212,633,575

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($1,075,098,597 / 154,174,809 shares of capital stock
    issued and outstanding)                                              $6.97
  Sales charge--4.25% of public offering price                             .31
  Maximum offering price                                                 $7.28

CLASS B SHARES
  Net asset value and offering price per share
    ($94,466,126 / 14,819,502 shares of capital stock
    issued and outstanding)                                              $6.37

  CLASS C SHARES
  Net asset value and offering price per share
  ($31,427,314 / 4,937,665 shares of capital stock
    issued and outstanding)                                              $6.36

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($11,641,538 / 1,664,261 shares of capital stock
    issued and outstanding)                                              $7.00


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)                     THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $46,562)                                    $ 3,634,494
  Interest                                             157,659    $  3,792,153

EXPENSES
  Management fee                                     3,845,285
  Distribution fee - Class A                         1,051,918
  Distribution fee - Class B                           437,766
  Distribution fee - Class C                           128,473
  Transfer agency                                      648,780
  Custodian                                            105,772
  Printing                                              79,462
  Registration                                          72,664
  Administrative                                        54,000
  Audit and legal                                       38,005
  Directors' fees                                       11,031
  Miscellaneous                                         43,803
  Total expenses                                                     6,516,959
  Net investment loss                                               (2,724,806)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      84,690,409
  Net realized loss on foreign currency transactions                   (12,054)
  Net change in unrealized appreciation of:
    Investments                                                    167,640,496
    Foreign currency denominated assets and liabilities                    (49)
  Net gain on investments and foreign currency
    transactions                                                   252,318,802

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $249,593,996


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                             SIX MONTHS ENDED     YEAR ENDED
                                               MAY 31, 1999       NOVEMBER 30,
                                                (UNAUDITED)          1998
                                             ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $   (2,724,806)  $   (5,345,928)
  Net realized gain on investments and
    foreign currency transactions                  84,678,355       83,635,019
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities            167,640,447     (180,389,548)
  Net increase (decrease) in net assets
    from operations                               249,593,996     (102,100,457)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                       (60,713,546)    (297,697,708)
    Class B                                        (5,904,028)     (19,042,143)
    Class C                                        (1,431,253)      (5,056,456)
    Advisor Class                                    (728,071)      (2,587,444)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                         (39,357,256)     196,615,939
  Total increase (decrease)                       141,459,842     (229,868,269)

NET ASSETS
  Beginning of year                             1,071,173,733    1,301,042,002
  End of period                                $1,212,633,575   $1,071,173,733


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)                                      THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $54,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended May 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $482,448 for the six months ended May 31, 1999.

For the six months ended May 31, 1999, the Fund's expenses were reduced by $52,297 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $38,826 from the sale of Class A shares and $1,686, $113,014 and $4,308 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1999 amounted to $1,883,851, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Manager.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs


12


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

reimbursed by the Fund in the amount of $5,827,867 and $1,353,680, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $596,189,776 and $694,348,558, respectively, for the six months ended May 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1999. At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $244,077,428 and gross unrealized depreciation of investments was $25,062,264, resulting in net unrealized appreciation of $219,015,164.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1999   NOVEMBER 30,  MAY 31, 1999    NOVEMBER 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           27,458,148    19,105,150    $176,233,617    $127,532,913
Shares issued in
  reinvestment of
  distributions        8,843,429    36,393,823      48,373,805     236,559,827
Shares converted
  from Class B           166,198       195,410       1,074,458       1,290,096
Shares redeemed      (41,884,055)  (34,273,913)   (265,529,916)   (226,164,435)
Net increase
  (decrease)          (5,416,280)   21,420,470    $(39,848,036)   $139,218,401

CLASS B
Shares sold            2,420,782     8,241,290    $ 14,195,628    $ 52,183,984
Shares issued in
  reinvestment of
  distributions        1,096,523     2,936,987       5,504,608      17,768,641
Shares converted
  to Class A            (181,653)     (210,591)     (1,074,458)     (1,290,096)
Shares redeemed       (4,015,283)   (4,012,134)    (22,773,820)    (23,782,439)
Net increase
  (decrease)            (679,631)    6,955,552    $ (4,148,042)   $ 44,880,090

CLASS C
Shares sold           23,861,889    40,005,443    $137,233,393    $228,800,301
Shares issued in
reinvestment of
  distributions          276,365       783,141       1,384,667       4,745,791
Shares redeemed      (23,058,054)  (39,217,160)   (132,607,774)   (225,320,097)
Net increase           1,080,200     1,571,424    $  6,010,286    $  8,225,995


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1999   NOVEMBER 30,  MAY 31, 1999    NOVEMBER 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares  sold             158,607     1,262,591     $   973,521    $  8,223,010
Shares issued in
  reinvestment of
  distributions          131,889       394,506         722,752       2,560,344
Shares redeemed         (516,475)     (948,689)     (3,067,737      (6,491,901)
Net increase
  (decrease)            (225,979)      708,408     $(1,371,464)   $  4,291,453


14


FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS A
-----------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS                                                JANUARY 1,
                                                     ENDED                                                    1994
                                                    MAY 31,             YEAR ENDED NOVEMBER 30,                TO       YEAR ENDED
                                                     1999     ------------------------------------------     NOV. 30,     DEC. 31,
                                                 (UNAUDITED)    1998       1997        1996        1995      1994(A)        1993
                                                 -----------  ---------   --------  ----------   --------  -----------  ----------
Net asset value, beginning of period              $ 5.97      $ 8.70      $ 7.71      $ 7.72      $ 6.63      $ 6.85      $ 6.68

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        (.01)(b)    (.02)(b)    (.02)(b)     .02         .02(b)      .01         .02
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                             1.40        (.54)       2.09        1.06        2.08        (.23)        .93
Net increase (decrease) in net asset
  value from operations                             1.39        (.56)       2.07        1.08        2.10        (.22)        .95

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                              -0-         -0-       (.02)       (.02)       (.01)         -0-       (.02)
Distributions from net realized gains               (.39)      (2.17)      (1.06)      (1.07)      (1.00)         -0-       (.76)
Total dividends and distributions                   (.39)      (2.17)      (1.08)      (1.09)      (1.01)         -0-       (.78)
Net asset value, end of period                    $ 6.97      $ 5.97      $ 8.70      $ 7.71      $ 7.72      $ 6.63      $ 6.85

TOTAL RETURN
Total investment return based on net
  asset value (c)                                  24.97%      (8.48)%     31.82%      16.49%      37.87%      (3.21)%     14.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $1,075,099    $953,181  $1,201,435    $999,067    $945,309    $760,679    $831,814
Ratio of expenses to average net
  assets                                            1.08%(d)    1.03%       1.03%       1.04%       1.08%       1.05%(d)    1.01%
Ratio of net investment income (loss)
  to average net assets                             (.40)%(d)   (.36)%      (.29)%       .30%        .31%        .21%(d)     .27%
Portfolio turnover rate                               53%        106%        158%         80%         81%         63%         66%



See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
-----------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS                                                JANUARY 1,
                                                     ENDED                                                    1994
                                                    MAY 31,             YEAR ENDED NOVEMBER 30,                TO       YEAR ENDED
                                                     1999     ------------------------------------------     NOV. 30,     DEC. 31,
                                                 (UNAUDITED)    1998        1997        1996        1995     1994(A)        1993
                                                 -----------  ----------  --------  ----------   --------  -----------  ----------
Net asset value, beginning of period              $ 5.51      $ 8.25      $ 7.40      $ 7.49      $ 6.50      $ 6.76      $ 6.64

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                 (.04)(b)    (.07)(b)    (.08)(b)    (.01)       (.03)(b)    (.03)       (.03)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                             1.29        (.50)       1.99         .99        2.02        (.23)        .91
Net increase (decrease) in net asset
  value from operations                             1.25        (.57)       1.91         .98        1.99        (.26)        .88

LESS: DISTRIBUTIONS
Distributions from net realized gains               (.39)      (2.17)      (1.06)      (1.07)      (1.00)         -0-       (.76)
Net asset value, end of period                    $ 6.37      $ 5.51      $ 8.25      $ 7.40      $ 7.49      $ 6.50      $ 6.76

TOTAL RETURN
Total investment return based on net
  asset value (c)                                  24.47%      (9.27)%     30.74%      15.47%      36.61%      (3.85)%     13.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $94,466     $85,456     $70,461     $44,450     $31,738     $18,138     $12,402
Ratio of expenses to average net
  assets                                            1.90%(d)    1.84%       1.85%       1.87%       1.90%       1.89%(d)    1.90%
Ratio of net investment loss
  to average net assets                            (1.22)%(d)  (1.17)%     (1.12)%      (.53)%      (.53)%      (.60)%(d)   (.64)%
Portfolio turnover rate                               53%        106%        158%         80%         81%         63%         66%



See footnote summary on page 18.


16


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS                                                 JANUARY 1,     MAY 3,
                                                 ENDED                                                      1994        1993(E)
                                                MAY 31,               YEAR ENDED NOVEMBER 30,                TO           TO
                                                  1999        ----------------------------------------     NOV. 30,     DEC. 31,
                                              (UNAUDITED)     1998        1997        1996        1995     1994(A)        1993
                                               -----------  ----------  --------  ----------   --------  -----------  ----------
Net asset value, beginning of period            $ 5.50      $ 8.26      $ 7.41      $ 7.50      $ 6.50      $ 6.77      $ 6.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                               (.03)(b)    (.07)(b)    (.08)(b)    (.02)       (.03)(b)    (.03)       (.02)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                           1.28        (.52)       1.99        1.00        2.03        (.24)        .88
Net increase (decrease) in net asset
  value from operations                           1.25        (.59)       1.91         .98        2.00        (.27)        .86

LESS: DISTRIBUTIONS
Distributions from net realized gains             (.39)      (2.17)      (1.06)      (1.07)      (1.00)         -0-       (.76)
Net asset value, end of period                  $ 6.36      $ 5.50      $ 8.26      $ 7.41      $ 7.50      $ 6.50      $ 6.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                                24.52%      (9.58)%     30.72%      15.48%      36.79%      (3.99)%     13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                              $31,427     $21,231     $18,871     $13,899     $10,078      $6,230      $4,006
Ratio of expenses to average net
  assets                                          1.87%(d)    1.84%       1.83%       1.86%       1.89%       1.87%(d)    1.94%(d)
Ratio of net investment loss
  to average net assets                          (1.21)%(d)  (1.18)%     (1.10)%      (.51)%      (.51)%      (.59)%(d)   (.74)%(d)
Portfolio turnover rate                             53%        106%        158%         80%         81%         63%         66%



See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
----------------------------------------------------------------------------------------------
                                            SIX MONTHS                             OCTOBER 2,
                                               ENDED                                 1996(E)
                                              MAY 31,     YEAR ENDED NOVEMBER 30,     TO
                                               1999      ------------------------  NOVEMBER 30,
                                           (UNAUDITED)       1998         1997         1996
                                           -----------   -----------  -----------  -----------
Net asset value, beginning of period           $5.98        $8.69        $7.71        $6.99

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.01)(b)     (.01)(b)     (.02)(b)       -0-
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.42         (.53)        2.10          .72
Net increase (decrease) in net asset
  value from operations                         1.41         (.54)        2.08          .72

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                          -0-          -0-        (.04)          -0-
Distributions from net realized gains           (.39)       (2.17)       (1.06)          -0-
Total dividends and distributions               (.39)       (2.17)       (1.10)          -0-
Net asset value, end of period                 $7.00        $5.98        $8.69        $7.71

TOTAL RETURN
Total investment return based on net
  asset value (c)                              25.28%       (8.19)%      32.00%       10.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $11,642      $11,305      $10,275       $1,083
Ratio of expenses to average net
  assets                                         .87%(d)      .83%         .83%         .89%(d)
Ratio of net investment income (loss)
  to average net assets                         (.19)%(d)    (.16)%       (.21)%        .38%(d)
Portfolio turnover rate                           53%         106%         158%          80%



(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of distribution.


18

THE ALLIANCE FUND

ANNUAL REPORT
NOVEMBER 30, 1998

ALLIANCE CAPITAL





PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998                                             THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.3%
CONSUMER SERVICES-20.3%
AIRLINES-8.8%
Alaska Air Group, Inc. (a)                      250,300      $ 9,370,606
America West Holdings Corp. Cl.B (a)            300,000        4,237,500
Continental Airlines, Inc. Cl.B (a)           1,520,000       53,675,000
Northwest Airlines Corp. Cl.A (a)             1,058,300       26,523,644
                                                             ------------
                                                              93,806,750

APPAREL-0.4%
Nautica Enterprises, Inc. (a)                   130,400        2,567,250
Wolverine World Wide, Inc.                      104,700        1,426,537
                                                             ------------
                                                               3,993,787

BROADCASTING & CABLE-1.3%
CBS Corp.                                       400,000       11,925,000
Fox Entertainment Group, Inc. (a)                70,700        1,670,287
TCI Group Series A (a)                            2,959          125,018
                                                             ------------
                                                              13,720,305

ENTERTAINMENT & LEISURE-7.9%
Carnival Corp. Cl.A                           1,375,000       47,437,500
Royal Caribbean Cruises, Ltd.                 1,240,000       37,665,000
                                                             ------------
                                                              85,102,500

RESTAURANTS & LODGING-1.2%
Extended Stay America, Inc. (a)               1,200,000       12,000,000
Suburban Lodges of America, Inc. (a)             98,000          784,000
                                                             ------------
                                                              12,784,000

RETAIL-GENERAL MERCHANDISE-0.0%
Dickson Concepts International, Ltd. (b)        357,500          385,526
MISCELLANEOUS-0.7%
Newell Co.                                      175,000        7,743,750
                                                             ------------
                                                             217,536,618

FINANCE-19.5%
BROKERAGE & MONEY MANAGEMENT-4.8%
Edwards (A.G.), Inc.                            520,000       19,175,000
Legg Mason, Inc.                              1,072,700       31,979,869
                                                             ------------
                                                              51,154,869

INSURANCE-7.3%
CNA Financial Corp. (a)                       1,275,000       54,506,250
IPC Holdings, Ltd.                              112,100        2,732,437
NAC Re Corp.                                    100,000        4,775,000
PMI Group, Inc.                                 250,000       13,671,875
Travelers Property Casualty Corp. Cl.A           75,000        2,582,813
                                                             ------------
                                                              78,268,375

MORTGAGE BANKING-0.2%
Washington Mutual, Inc.                          57,120        2,213,400

REAL ESTATE-1.6%
Excel Legacy Corp. (a)                          158,000          533,250
New Plan Excel Realty Trust, Inc. (a)           189,600        4,147,500
Prime Retail, Inc.                            1,200,000       12,675,000
                                                             ------------
                                                              17,355,750

MISCELLANEOUS-5.6%
MBNA Corp.                                    2,500,000       56,718,750
Newcourt Credit Group, Inc. (c)                  80,000        2,830,000
                                                             ------------
                                                              59,548,750
                                                             ------------
                                                             208,541,144


6



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TECHNOLOGY-18.2%
COMMUNICATION EQUIPMENT-5.7%
Embratel Participacoes, SA (ADR) (a)(d)          80,000     $  1,280,000
Global Telesystems Group, Inc. (a)            1,000,000       43,406,250
NTL, Inc. (a)                                    24,900        1,386,619
PairGain Technologies, Inc. (a)                 884,400        8,954,550
Tele Celular Sul Participacoes,
  SA (ADR) (a)(d)                                 8,000          182,000
Tele Centro Oeste Celular Participacoes,
  SA (ADR) (a)(d)                                26,640          126,540
Tele Centro Sul Participacoes,
  SA (ADR) (a)(d)                                16,000          913,000
Tele Leste Celular Participacoes,
  SA (ADR) (a)(d)                                 1,600           66,900
Tele Nordeste Celular Participacoes,
  SA (ADR) (a)(d)                                 4,000          104,750
Tele Norte Celular Participacoes,
  SA (ADR) (a)(d)                                 1,600           65,500
Tele Norte Leste Participacoes,
  SA (ADR) (a)(d)                                80,000        1,360,000
Tele Sudeste Celular Participacoes,
  SA (ADR) (a)(d)                                16,000          432,000
Telemig Celular Participacoes,
  SA (ADR) (a)(d)                                 4,000          123,500
Telesp Celular Participacoes,
  SA (ADR) (a)(d)                                32,000          840,000
Telesp Participacoes, SA (ADR) (a)(d)            80,000        2,140,000
                                                             ------------
                                                              61,381,609

COMPUTER SERVICES-1.2%
DBT Online, Inc. (a)                            114,000        1,945,125
First Data Corp.                                420,000       11,208,750
                                                             ------------
                                                              13,153,875

COMPUTER SOFTWARE-6.3%
HBO & Co.                                     1,417,800       35,356,387
Network Associates, Inc. (a)                    500,000       25,437,500
Novell, Inc. (a)                                400,000        6,625,000
                                                             ------------
                                                              67,418,887

NETWORKING SOFTWARE-0.2%
Fore Systems, Inc. (a)                          120,000        1,815,000

SEMI-CONDUCTOR COMPONENTS-4.0%
Altera Corp. (a)                                350,000       17,171,875
Micron Technology, Inc. (a)                     250,000       10,328,125
Xilinx, Inc. (a)                                291,100       14,773,325
                                                             ------------
                                                              42,273,325

MISCELLANEOUS-0.8%
Sanmina Holdings Corp. (a)                      169,000        8,418,313
                                                             ------------
                                                             194,461,009

CONSUMER MANUFACTURING-10.0%
AUTO & RELATED-5.7%
Budget Group, Inc. Cl.A (a)                     250,000        3,125,000


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc. (a)       746,700     $  9,333,750
Republic Industries, Inc. (a)                 2,865,000       48,705,000
                                                             ------------
                                                              61,163,750

TEXTILE PRODUCTS-3.9%
Tommy Hilfiger Corp. (a)                        620,000       37,510,000
Unifi, Inc.                                     200,200        3,853,850
                                                             ------------
                                                              41,363,850

MISCELLANEOUS-0.4%
Industrie Natuzzi SpA (ADR) (e)                 209,800        4,641,825
                                                             ------------
                                                             107,169,425

UTILITIES-8.9%
TELEPHONE UTILITY-8.9%
Hyperion Telecommunications, Inc. Cl.A (a)      105,000        1,141,875
Millicom International Cellular, SA (a)(f)      500,000       16,687,500
Telecomunicacoes Brasilieras, SA (ADR) (d)       80,000           13,750
Telephone and Data Systems, Inc.              1,120,000       47,880,000
United States Cellular Corp. (a)                780,000       29,396,250
                                                             ------------
                                                              95,119,375

HEALTH CARE-8.5%
BIOTECHNOLOGY-6.3%
Centocor, Inc. (a)                              546,900       22,149,450
GelTex Pharmaceuticals, Inc. (a)                500,000       11,937,500
Genzyme Corp. (a)                               150,000        6,309,375
Genzyme Molecular Oncology (a)                   16,207           56,724
MedImmune, Inc. (a)                             400,000       26,750,000
                                                             ------------
                                                              67,203,049

MEDICAL SERVICES-2.2%
Healthsouth Corp. (a)                         1,800,000       24,187,500
                                                             ------------
                                                              91,390,549

ENERGY-5.3%
DOMESTIC INTEGRATED-1.3%
Kerr-McGee Corp.                                 60,000        2,370,000
USX-Marathon Group                              407,000       11,548,625
                                                             ------------
                                                              13,918,625

OIL SERVICE-3.3%
IRI International Corp. (a)                     200,000          875,000
Noble Drilling Corp. (a)                      2,150,000       24,859,375
Santa Fe International Corp.                    800,000        9,950,000
                                                             ------------
                                                              35,684,375

MISCELLANEOUS-0.7%
AES Corp. (a)                                    50,000        2,287,500
Stolt Comex Seaway, SA                           20,700          174,656
  (ADR) (a)(h)                                  620,000        4,417,500
                                                             ------------
                                                               6,879,656
                                                             ------------
                                                              56,482,656

CAPITAL GOODS-4.6%
ELECTRICAL EQUIPMENT-2.3%
Philips Electronics NV (ADR) (g)                350,000       22,159,375
Western Wireless Corp. Cl.A (a)                 120,000        2,175,000
                                                             ------------
                                                              24,334,375

POLLUTION CONTROL-2.3%
United States Filter Corp. (a)                1,105,000       24,448,125
                                                             ------------
                                                              48,782,500

CONSUMER STAPLES-0.8%
FOOD-0.6%
Tyson Foods, Inc. Cl.A                          320,000        6,620,000


8

                                                              THE ALLIANCE FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)          VALUE
-------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-0.2%
Viad Corp.                                      105,000   $    2,447,813
                                                          ---------------
                                                               9,067,813

TRANSPORTATION-0.5%
SHIPPING-0.2%
OMI Corp. (a)                                   600,000        1,875,000
MISCELLANEOUS-0.3%
Knightsbridge Tankers, Ltd.                     175,000        3,718,750
Marine Transport Corp.                           60,000          123,750
                                                          ---------------
                                                               3,842,500

                                                          ---------------
                                                               5,717,500

AEROSPACE & DEFENSE-0.4%
DEFENSE ELECTRONICS-0.4%
Loral Space & Communications, Ltd. (a)          250,000        4,593,750

BASIC INDUSTRY-0.3%
CHEMICALS-0.3%
Crompton & Knowles Corp.                        146,700        2,842,313
Total Common Stocks
  (cost $990,329,984)                                      1,041,704,652

SHORT-TERM INVESTMENT-2.0%
COMMERCIAL PAPER-2.0%
Prudential Funding Corp.
  5.25%, 12/01/98
  (amortized cost $21,450,000)                 $ 21,450       21,450,000

TOTAL INVESTMENTS-99.3%
  (cost $1,011,779,984)                                    1,063,154,652
Other assets less liabilities-0.7%                             8,019,081

NET ASSETS-100%                                           $1,071,173,733


(a)  Non-income producing security.
(b)  Country of origin--Hong Kong.
(c)  Country of origin--Canada.
(d)  Country of origin--Brazil.
(e)  Country of origin--Italy.
(f)  Country of origin--Luxembourg.
(g)  Country of origin--Netherlands.
(h)  Country of origin--Norway.

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998                                             THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,011,779,984)     $1,063,154,652
  Cash                                                                   3,788
  Receivable for investment securities sold                         36,273,777
  Dividends receivable                                                 439,303
  Receivable for capital stock sold                                    376,521
  Total assets                                                   1,100,248,041

LIABILITIES
  Payable for investment securities purchased                       17,377,026
  Payable for capital stock redeemed                                 9,385,467
  Unclaimed dividends                                                1,005,679
  Management fee payable                                               616,968
  Distribution fee payable                                             261,201
  Accrued expenses                                                     427,967
  Total liabilities                                                 29,074,308

NET ASSETS                                                      $1,071,173,733

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $    1,808,379
  Additional paid-in capital                                       952,548,405
  Accumulated net realized gain on investments and foreign
    currency transactions                                           65,442,232
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     51,374,717
                                                                $1,071,173,733

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($953,181,401/
    159,591,089 shares of capital stock issued and outstanding)          $5.97
  Sales charge-4.25% of public offering price                              .26
  Maximum offering price                                                 $6.23

  CLASS B SHARES
  Net asset value and offering price per share ($85,456,190/
    15,499,133 shares of capital stock issued and outstanding)           $5.51

  CLASS C SHARES
  Net asset value and offering price per share ($21,230,850/
    3,857,465 shares of capital stock issued and outstanding)            $5.50

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($11,305,292/1,890,240 shares of capital stock issued
    and outstanding)                                                     $5.98


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998                                  THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $150,176)                                     $7,830,475
  Interest                                              433,100  $   8,263,575

EXPENSES
  Management fee                                      8,274,404
  Distribution fee-Class A                            2,217,958
  Distribution fee-Class B                              879,957
  Distribution fee-Class C                              248,458
  Transfer agency                                     1,130,195
  Custodian                                             238,036
  Printing                                              162,479
  Administrative                                        124,000
  Registration                                          109,571
  Taxes                                                 100,800
  Audit and legal                                        74,105
  Directors' fees                                        30,000
  Miscellaneous                                          19,540
  Total expenses                                                    13,609,503
  Net investment loss                                               (5,345,928)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      83,664,602
  Net realized loss on foreign currency transactions                   (29,583)
  Net change in unrealized appreciation of:
    Investments                                                   (180,389,597)
    Foreign currency denominated assets and liabilities                     49
  Net loss on investments and foreign currency transactions        (96,754,529)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(102,100,457)


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                  NOVEMBER 30,     NOVEMBER 30,
                                                      1998             1997
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $   (5,345,928)  $   (3,938,274)
  Net realized gain on investments and
    foreign currency transactions                  83,635,019      312,544,907
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities           (180,389,548)       4,067,927
  Net increase (decrease) in net assets
    from operations                              (102,100,457)     312,674,560
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                                -0-      (2,584,179)
    Advisor Class                                          -0-          (4,914)
  Net realized gain on investments
    Class A                                      (297,697,708)    (136,315,610)
    Class B                                       (19,042,143)      (6,355,169)
    Class C                                        (5,056,456)      (1,970,589)
    Advisor Class                                  (2,587,444)        (148,119)
CAPITAL STOCK TRANSACTIONS
  Net increase                                    196,615,939       77,246,571
  Total increase (decrease)                      (229,868,269)     242,542,551
NET ASSETS
  Beginning of year                             1,301,042,002    1,058,499,451
  End of year                                  $1,071,173,733   $1,301,042,002


See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998                                             THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses resulted in a net increase in undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $124,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended November 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $900,389 for the year ended November 30, 1998.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $95,833 from the sale of Class A shares and $6,052, $128,714 and $9,172 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1998.

Brokerage commissions paid on investment transactions for the year ended November 30, 1998 amounted to $3,941,458, of which $55,430 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Manager.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs

14

                                                              THE ALLIANCE FUND
_______________________________________________________________________________

reimbursed by the Fund in the amount of $5,530,463 and $1,205,589, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,296,496,226 and $1,458,642,049, respectively, for the year ended November 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1998. At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $137,207,509 and gross unrealized depreciation of investments was $85,832,841, resulting in net unrealized appreciation of $51,374,668.

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                   SHARES                     AMOUNT
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                           1998           1997           1998           1997
                                      -------------  -------------  -------------  -------------
CLASS A
Shares sold                             19,105,150      6,987,684   $127,532,913   $ 57,214,484
Shares issued in reinvestment of
  dividends and distributions           36,393,823     16,635,560    236,559,827    106,301,324
Shares converted from Class B              195,410        212,659      1,290,096      1,657,992
Shares redeemed                        (34,273,913)   (15,229,370)  (226,164,435)  (116,622,533)
Net increase                            21,420,470      8,606,533   $139,218,401   $ 48,551,267

CLASS B
Shares sold                              8,241,290      4,424,115   $ 52,183,984   $ 33,748,548
Shares issued in reinvestment of
  distributions                          2,936,987        865,292     17,768,641      5,287,064
Shares converted to Class A               (210,591)      (223,476)    (1,290,096)    (1,657,992)
Shares redeemed                         (4,012,134)    (2,525,999)   (23,782,439)   (18,835,577)
Net increase                             6,955,552      2,539,932   $ 44,880,090   $ 18,542,043

CLASS C
Shares sold                             40,005,443      2,634,424   $228,800,301   $ 20,389,284
Shares issued in reinvestment of
  distributions                            783,141        248,536      4,745,791      1,518,562
Shares redeemed                        (39,217,160)    (2,472,942)  (225,320,097)   (19,320,033)
Net increase                             1,571,424        410,018   $  8,225,995   $  2,587,813


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

                                                   SHARES                     AMOUNT
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                           1998           1997           1998           1997
                                      -------------  -------------  -------------  -------------
ADVISOR CLASS
Shares  sold                             1,262,591      2,621,487   $  8,223,010   $ 21,634,966
Shares issued in reinvestment of
  dividends and distributions              394,506         22,857      2,560,344        145,601
Shares redeemed                           (948,689)    (1,602,903)    (6,491,901)   (14,215,119)
Net increase                               708,408      1,041,441   $  4,291,453   $  7,565,448


16



FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                            ------------------------------------------------------------------------------------
                                                                                                    JAN. 1, 1994
                                                            YEAR ENDED NOVEMBER 30,                        TO        YEAR ENDED
                                            -------------------------------------------------------  NOVEMBER 30,   DECEMBER 31,
                                                1998            1997           1996         1995         1994(A)         1993
                                            ------------  --------------  -----------  ------------  -------------  ------------
Net asset value, beginning of period           $8.70           $7.71          $7.72        $6.63         $6.85          $6.68

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.02)(b)        (.02)(b)        .02          .02(b)        .01            .02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.54)           2.09           1.06         2.08          (.23)           .93
Net increase (decrease) in net asset
  value from operations                         (.56)           2.07           1.08         2.10          (.22)           .95

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-           (.02)          (.02)        (.01)           -0-          (.02)
Distributions from net realized gains          (2.17)          (1.06)         (1.07)       (1.00)           -0-          (.76)
Total dividends and distributions              (2.17)          (1.08)         (1.09)       (1.01)           -0-          (.78)
Net asset value, end of period                 $5.97           $8.70          $7.71        $7.72         $6.63          $6.85

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (8.48)%         31.82%         16.49%       37.87%        (3.21)%        14.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $953,181      $1,201,435       $999,067     $945,309      $760,679       $831,814
Ratio of expenses to average net assets         1.03%           1.03%          1.04%        1.08%         1.05%(d)       1.01%
Ratio of net investment income (loss)
  to average net assets                         (.36)%          (.29)%          .30%         .31%          .21%(d)        .27%
Portfolio turnover rate                          106%            158%            80%          81%           63%            66%



See footnote summary on page 20.

17


FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS B
                                            ------------------------------------------------------------------------------------
                                                                                                    JAN. 1, 1994
                                                            YEAR ENDED NOVEMBER 30,                        TO        YEAR ENDED
                                            -------------------------------------------------------  NOVEMBER 30,   DECEMBER 31,
                                                1998            1997           1996         1995         1994(A)         1993
                                            ------------  --------------  -----------  ------------  -------------  ------------
Net asset value, beginning of period           $8.25          $7.40          $7.49        $6.50         $6.76          $6.64

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.07)(b)       (.08)(b)       (.01)        (.03)(b)      (.03)          (.03)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.50)          1.99            .99         2.02          (.23)           .91
Net increase (decrease) in net asset
  value from operations                         (.57)          1.91            .98         1.99          (.26)           .88

LESS: DISTRIBUTIONS
Distributions from net realized gains          (2.17)         (1.06)         (1.07)       (1.00)           -0-          (.76)
Net asset value, end of period                 $5.51          $8.25          $7.40        $7.49         $6.50          $6.76

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (9.27)%        30.74%         15.47%       36.61%        (3.85)%        13.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $85,456        $70,461        $44,450      $31,738       $18,138        $12,402
Ratio of expenses to average net assets         1.84%          1.85%          1.87%        1.90%         1.89%(d)       1.90%
Ratio of net investment loss
to average net assets                          (1.17)%        (1.12)%         (.53)%       (.53)%        (.60)%(d)      (.64)%
Portfolio turnover rate                          106%           158%            80%          81%           63%            66%


See footnote summary on page 20.

18

                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                            -------------------------------------------------------------------------------
                                                                                                  JANUARY 1,     MAY 3,
                                                                                                     1994        1993(E)
                                                            YEAR ENDED NOVEMBER 30,                   TO           TO
                                            ---------------------------------------------------  NOVEMBER 30,  DECEMBER 31,
                                                1998         1997         1996         1995         1994(A)       1993
                                            ------------  -----------  -----------  -----------  ------------  ------------
Net asset value, beginning of period           $8.26        $7.41        $7.50        $6.50        $6.77         $6.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.07)(b)     (.08)(b)     (.02)        (.03)(b)     (.03)         (.02)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.52)        1.99         1.00         2.03         (.24)          .88
Net increase (decrease) in net asset
  value from operations                         (.59)        1.91          .98         2.00         (.27)          .86

LESS: DISTRIBUTIONS
Distributions from net realized gains          (2.17)       (1.06)       (1.07)       (1.00)          -0-         (.76)
Net asset value, end of period                 $5.50        $8.26        $7.41        $7.50        $6.50         $6.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (9.58)%      30.72%       15.48%       36.79%       (3.99)%       13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $21,231      $18,871      $13,899      $10,078       $6,230        $4,006
Ratio of expenses to average net assets         1.84%        1.83%        1.86%        1.89%        1.87%(d)      1.94%(d)
Ratio of net investment loss
  to average net assets                        (1.18)%      (1.10)%       (.51)%       (.51)%       (.59)%(d)     (.74)%(d)
Portfolio turnover rate                          106%         158%          80%          81%          63%           66%


See footnote summary on page 20.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      ADVISOR CLASS
                                            -----------------------------------
                                                                      OCT. 2,
                                                                      1996(E)
                                            YEAR ENDED NOVEMBER 30,     TO
                                           ------------------------   NOV. 30,
                                              1998         1997        1996
                                           -----------  -----------  ----------
Net asset value, beginning of period         $8.69        $7.71       $6.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (.01)(b)     (.02)(b)      -0-
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                (.53)        2.10         .72
Net increase in net asset
  value from operations                       (.54)        2.08         .72

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-        (.04)         -0-
Distributions from net realized gains        (2.17)       (1.06)         -0-
Total dividends and distributions            (2.17)       (1.10)         -0-
Net asset value, end of period               $5.98        $8.69       $7.71

TOTAL RETURN
Total investment return based on net
  asset value (c)                            (8.19)%      32.00%      10.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)  $11,305      $10,275      $1,083
Ratio of expenses to average net assets        .83%         .83%        .89%(d)
Ratio of net investment income (loss)
  to average net assets                       (.16)%       (.21)%       .38%(d)
Portfolio turnover rate                        106%         158%         80%


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of distribution.


20



REPORT OF INDEPENDENT ACCOUNTANTS                             THE ALLIANCE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE ALLIANCE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the "Fund") at November30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
January 8, 1999



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $182,453,983 and $26,919,440 of the capital gain distributions paid by the Fund during the fiscal year November 30, 1998 are subject to the maximum tax rates of 28% and 20% respectively. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.

21

______________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
______________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."








                               A-2
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